SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 16, 2001

                               AES RED OAK, L.L.C.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-40478

           Delaware                                              54-1889658
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


               1001 North 19th Street, Arlington, Virginia 22209,
                             c/o The AES Corporation
                                 (703) 522-1315
             (Registrant's address of principal executive offices,)
              (zip code and telephone number, including area code)


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ITEM 5.  Other Events.

The Company has been made aware that on November 9, 2001, Washington Group International, Inc. ("WGI") received an order from the U.S. Bankruptcy Court for the District of Nevada in Reno (the "Bankruptcy Court") approving WGI's (1) rejection of the Agreement for Engineering Procurement and Construction Services dated as of October 15, 1999, as amended ("EPC Contract") and (2) execution of the Project Completion Agreement ("PCA"), as described below.

On November 16, 2001, WGI and Raytheon Company ("Raytheon") executed the PCA. The PCA supercedes the Interim Agreement for Advance Payments (Interim Agreement), between the Company, WGI and Raytheon, which had been in place since June 20, 2001. Under the Interim Agreement, the Company and Raytheon had agreed to fund payments to WGI's subcontractors working on construction of the facility in accordance with the terms of their subcontracts as required by the EPC Contract, and to pay WGI's employees who are performing services with respect to the project.

Under the PCA, WGI will (i) assign to the Company, as the project owner, certain of the major equipment, subcontracts and vendor contracts relating to the project, (ii) assign to Raytheon the remaining subcontracts and vendor contracts relating to the project, (iii) agree to complete construction of the facility on a cost reimbursable basis but otherwise in accordance with the terms of the EPC Contract, with all funding to come from Raytheon, and (iv) perform obligations under the subcontracts and vendor contracts as the subagent of Raytheon. Raytheon, as guarantor under the EPC Contract, will, as necessary, fund all of WGI's costs and expenses related to WGI's completion of the project. Both parties will have limited termination rights under the PCA.

On November 21, 2001, the Company and Raytheon entered into the Owner/Guarantor Supplemental Agreement ("OGSA") pursuant to which (i) Raytheon and the Company will acknowledge that, notwithstanding the rejection of the EPC Contract by WGI, Raytheon will cause the project to be completed in accordance with the terms of the EPC Contract pursuant to Raytheon's performance guaranty obligations, and the EPC Contract will have continuing applicability insofar as it defines (x) the obligations owed to the Company by Raytheon under its guaranty and (y) the obligations of the Company to Raytheon arising from the performance of those obligations, (ii) Raytheon (or their designees) will be designated as the Company's agent for purposes of administering the subcontracts and vendor contracts assigned by WGI to the Company, (iii) all future payments from the Company will be paid in accordance with the terms of the EPC Contract directly to Raytheon, and (iv) Raytheon will indemnify the Company with respect to any claims arising out of the subcontracts and vendor contracts assumed by the Company.

Although there can be no assurances, based upon (i) the Company's current assessment of progress at the construction site, (ii) the performance guaranty from Raytheon, (iii) the mutual obligations of WGI and Raytheon under the PCA, and (iv) assuming (x) that WGI and Raytheon fulfill their respective obligations under the PCA, and (y) that Raytheon continues to fulfill its obligations under its performance guarantee and the OGSA, the Company currently believes that it has sufficient funds available to complete construction of the facility, and expects the facility to become commercially operational in early April 2002, which is approximately two months after the February 14, 2002 guaranteed completion date under the EPC Contract. See "Cautionary Note Regarding Forward-Looking Statements." Notwithstanding the Company's current belief, if the parties to the PCA fail to perform their obligations, or if Raytheon does not fulfill its obligations under its performance guarantee or the OGSA, the Company may experience significant construction delays and/or may not have sufficient funds to complete the facility.


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Under the power purchase agreement (PPA) between the Company and Williams Energy
Marketing and Trading Company (Williams), the Company had the right to extend the required commercial operation date from December 31, 2001 to June 30, 2002
(1) by providing an opinion from a third-party engineer that the commercial operation date will occur no later than June 30, 2002 (the "Free Extension Option"), or (2) by giving Williams written notice of such extension no later than November 30, 2001, and paying to Williams $2.5 million by no later than January 31, 2002. On November 14, 2001, the Company exercised its Free Extension Option. On December 12, 2001, Williams formally accepted the required opinion of the third-party engineer. As a result, the required commercial operation date under the PPA was extended to June 30, 2002. In the event that the Company cannot meet the June 30, 2002 required commercial operation date, the Company has the right under the PPA, upon written notification to Williams not later than April 30, 2002, to extend the commercial operation date until June 30, 2003 by paying Williams an amount equal to the lessor of any actual damages Williams suffers or incurs after June 30, 2002 as a result of Williams reliance upon the delivery by such date or $3.0 million (the "Second Paid Extension Option"). The Company must also pay specified amounts ranging from $11,000 per day to $50,000 per day of the extension. During the period of the Second Paid Extension Option, if any, the Company will continue to collect liquidated damages until April 10, 2003 from the contractor under the EPC Contract in the amount of $108,000 per day.

In the event that the project is not commercially operational by June 30, 2002, and the Company does not have sufficient funds to exercise its Second Paid Extension Option, or the facility does not achieve commercial operation by the commercial operation date as extended, Williams has the right to terminate the PPA. If Williams terminates the PPA and the Company cannot find a long-term replacement power purchaser on favorable or reasonable terms, the Company will be required to sell its capacity and energy under shorter-term contracts or into the PJM spot market. In such event, the Company may not have financial resources sufficient to meet its financial and contractual obligations, including the timely payment of principal and interest on the senior secured bonds.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this Form 8-K, as well as statements made by the Company in periodic press releases and other public communications, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "estimates," "plans," "projects," "expects," "may," "will," "should," "approximately," or "anticipates" or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. The Company has based these forward-looking statements on its current expectations and projections about future events based upon its knowledge of facts as of the date of this Form 8-K and its assumptions about future events.

All statements, other than of historical facts included herein, including those regarding market trends, the Company's financial position, business strategy, projected plans and objectives of management for future operations and the anticipated commercial operation date of the Facility, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors outside of the Company's control that may cause the actual results or performance of the Company to be materially different from


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any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, among others, the following:

        o        unexpected construction delays,
        o unexpected problems relating to the start-up, commissioning and performance of the facility,
        o        the financial condition of third parties on which we depend, including in particular, WGI, Raytheon and Williams,
        o        continued performance by WGI under the EPC Contract and the
                 PCA,
        o WGI's proceedings before the Bankruptcy Court and their impact on the Company,
        o the Company's ability to find a replacement contractor on favorable or reasonable terms, if necessary,
        o performance by Raytheon under its performance guarantee, the OGSA, the PCA, and any related agreements,
        o the Company's ability to finance its Second Paid Extension Option under the PPA, if necessary,
        o the termination of the PPA by Williams Energy in the event of a significant delay in achieving commercial operations,
        o the Company's ability to find a replacement power purchaser on favorable or reasonable terms, if necessary,
        o an adequate merchant market after the expiration of the power purchase agreement,
        o capital shortfalls and access to additional capital on reasonable terms,
        o        inadequate insurance coverage,
        o unexpected expenses or lower than expected revenues once commercial operations have begun,
        o        environmental and regulatory compliance,
        o terrorists acts and adverse reactions to United States anti-terrorism activities, and
        o the additional factors that are unknown to the Company or beyond its control.

The Company has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 7. Exhibits

      Exhibit No.                          Description
      -----------                          -----------
         10.1 Project Completion Agreement dated as of November 16, 2001, by and between Raytheon Company and Washington Group International, Inc.

         10.2 Owner/Guarantor Supplemental Agreement, dates as of November 21, 2001, by and among AES Red Oak, L.L.C. and Raytheon Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     AES RED OAK, L.L.C.


Date:  December 12, 2001                             By: /s/ A.W. Bergeron
                                                         ------------------
                                                         A.W. Bergeron
                                                         Vice President


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